EXHIBIT 99.1

Everyday Health Reports Second Quarter 2014 Financial Results

NEW YORK – August 11, 2014 – Everyday Health, Inc. (NYSE: EVDY), a leading digital health and wellness company, today announced financial results for the second quarter ended June 30, 2014.

•	Advertising and sponsorship revenue grew 16% year-over-year.

•	Average revenue per advertiser increased 39% year-over-year.

•	Mobile revenue grew 60% year-over-year.

•	Adjusted EBITDA grew 72% year-over-year.

•	Non-GAAP EPS was $0.07.

“We are extremely pleased with our performance in the second quarter of 2014, as we continue to provide market-leading solutions and real results for our customers, consumers, and healthcare professionals,” said Ben Wolin, Co-Founder and CEO of Everyday Health. “Our new consumer and professional partnerships with influential constituents across the healthcare ecosystem further validate our unique business model and will strengthen our leadership position in the marketplace.”

Financial Highlights

For the three months ended June 30, 2014:

•	Total revenue was $41.4 million, an 11% increase from $37.2 million in the prior year period.

o	Advertising and sponsorship revenue was $36.9 million, a 16% increase from $31.8 million in the prior year period.

o	Premium services revenue was $4.6 million, a 15% decrease from $5.4 million in the prior year period, consistent with the Company’s strategy of focusing on advertising and sponsorship revenue.

•	Adjusted EBITDA was $6.9 million, a 72% increase from $4.0 million in the prior year period.

•	Net income on a non-GAAP basis was $2.4 million, compared to a loss of ($2.9) million in the prior year period. Earnings per share on a non-GAAP diluted basis was $0.07. Net loss on a GAAP basis was ($0.6) million, before the impact of the non-cash, one-time deemed dividend of $8.1 million associated with the conversion of the Company’s Series G preferred stock at the time of its initial public offering, compared to a net loss of ($6.2) million in the prior year period. Net loss per share on a GAAP basis was ($0.02) before the Series G deemed dividend, or ($0.29) including the impact of the Series G deemed dividend. A description of the non-GAAP calculations and reconciliation to comparable GAAP measures is provided in the accompanying tables entitled “Adjusted EBITDA Reconciliation” and “Reconciliation of Non-GAAP Net Income (Loss).”

“Our continued ability to deliver profitable growth validates the success of our strategy to go deeper with our existing customers and to leverage our partnership business model,” said Brian Cooper, CFO of Everyday Health. “We are pleased with our performance and excited about our opportunity in the second half of 2014.”

Business Highlights

The Company has also entered into several key business partnerships across its consumer and professional businesses, including the following:

•	An extension of the Company’s long-standing relationship with Mayo Clinic, through which the Company will deliver Mayo Clinic’s educational content, resources, and tools on MedPage Today.

•	The “Diabetes Step-by-Step” initiative, a highly engaging multimedia consumer resource for diabetes education and support, which will feature Randy Jackson, the popular television personality and diabetes advocate.

•	A partnership with the American Society of Clinical Oncology (“ASCO”) to provide editorial coverage of ASCO’s numerous conferences and a digital channel to communicate directly with their physicians. With this partnership, Everyday Health will reach approximately 90% of all oncologists and hematologists in the U.S.

•	A collaboration with SERMO, the leading social network for physicians, to provide MedPage Today content to the SERMO physician audience and to offer MedPage Today’s custom marketing programs on the SERMO network.

Financial Outlook

For the third quarter of 2014 and full year 2014, the Company anticipates achieving financial results as set forth below:

Third Quarter of 2014
Total Revenue	$41.4 million – $42.2 million
Advertising & Sponsorship Revenue	$37.0 million – $37.8 million
Adjusted EBITDA	$6.75 million – $6.85 million

Full Year 2014
Total Revenue	$180.2 million – $181.8 million
Advertising & Sponsorship Revenue	$162.0 million – $164.0 million
Adjusted EBITDA	$34.2 million – $34.7 million

Earnings Teleconference Information

The Company will discuss its second quarter 2014 financial results and business outlook during a teleconference today, August 11, 2014, at 5:00 PM ET. The conference call can be accessed at (877) 201-0168 or (647) 788-4901 (International), conference ID# 76415896. The call will also be broadcast simultaneously at http://ir.everydayhealth.com.

Following completion of the call, a recorded replay of the webcast will be available on Everyday Health’s website. To listen to the telephone replay, call toll-free (855) 859-2056 or (404) 537-3406 (International), conference ID# 76415896. The telephone replay will be available from 8:00 PM ET August 11 through 11:59 PM ET August 17, 2014. Additional investor information can be accessed at http://ir.everydayhealth.com.

About Everyday Health, Inc.

Everyday Health, Inc. (NYSE: EVDY) is a leading provider of digital health and wellness solutions. Everyday Health attracts a large and engaged audience of consumers and healthcare professionals to its premier health and wellness properties, and utilizes its data and analytics expertise to deliver highly personalized content experiences and efficient and effective marketing and engagement solutions. Everyday Health enables consumers to manage their daily health and wellness needs, healthcare professionals to stay informed and make better decisions for their patients, and marketers, health payors and providers to communicate and engage with consumers and healthcare professionals to drive better health outcomes. Everyday Health’s content and solutions are delivered through multiple channels, including desktop, mobile web, and mobile phone and tablet applications, as well as video and social media.

Safe Harbor Provision

This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by their use of terms and phrases such as “anticipate,” “enable,” “expect,” “will,” “believe,” “continue” and other similar terms and phrases, and such forward-looking statements include, but are not limited to, the statements regarding our future financial performance set forth under the heading “Financial Outlook.” The outcome of the events described in these forward-looking statements is subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from the results anticipated by these forward-looking statements, including, but not limited to: our ability to attract and retain users to our portfolio of properties; our ability to attract and retain customers; the timing and amount of advertising spending by our current and future customers; our ability to enter into new, or extend existing, partnership arrangements; our ability to successfully pursue opportunities in the broader health and wellness sectors; as well as those factors contained in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2014 filed with the SEC on May 13, 2014 and our other SEC filings. All information in this release is as of August 11, 2014. Except as required by law, we undertake no obligation to update publicly any forward-looking statement made herein for any reason to conform the statement to actual results or changes in our expectations.

Use of Non-GAAP Financial Measures

To supplement the financial measures presented in the Company’s press release and related conference call or webcast in accordance with accounting principles generally accepted in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP earnings per share (“EPS”).

A “non-GAAP financial measure” refers to a numerical measure of the Company’s historical or future financial performance, financial position, or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements. The Company provides certain non-GAAP measures as additional information relating to its operating results as a complement to results provided in accordance with GAAP. The non-

GAAP financial information presented here should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of the Company’s liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare the Company’s performance to that of other companies.

The Company has presented Adjusted EBITDA, non-GAAP net income (loss) and non-GAAP EPS as non-GAAP financial measures in this press release. We define Adjusted EBITDA as net loss plus: interest expense, net; income tax expense; depreciation and amortization expense; stock-based compensation expense; compensation expense related to acquisition earnout arrangements; write-offs of unamortized deferred financing and other debt extinguishment costs; reduction in force severance charges; loss from discontinued operations; and certain other non-cash charges such as preferred stock warrant mark-to-market adjustments. We define non-GAAP net income (loss) as net loss, plus non-cash stock-based compensation, non-cash deemed dividend on the Series G IPO ratchet, compensation expense related to acquisition earnout arrangements, loss from discontinued operations, and other unusual or significant adjustments such as the write-off of deferred finance costs and other debt extinguishment costs and the preferred stock mark-to-market adjustment. We define non-GAAP EPS as non-GAAP net income (loss) divided by weighted-average shares outstanding, which reflects the issuance of the shares sold in the IPO, as well as the conversion of all outstanding shares of preferred stock into common stock in connection with the Company’s IPO, which closed on April 2, 2014.

The Company believes the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of the Company’s core operations or do not require a cash outlay, such as stock-based compensation. Our management uses these non-GAAP financial measures when evaluating the Company’s operating performance and for internal planning and forecasting purposes. The Company believes that these non-GAAP financial measures help indicate underlying trends in the Company’s business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing the Company’s operating performance.

Source: Everyday Health

Investor Relations Contact:
Melanie Goldey, SVP, Strategic Planning & IR
(646) 728-9768
ir@everydayhealthinc.com

Denise Garcia, ICR
(646) 728-9768
ir@everydayhealthinc.com

EVERYDAY HEALTH, INC.

Consolidated Balance Sheets

(in thousands, except share and per share data)

	June 30,
	2014	December 31,
	(unaudited)	2013
Assets
Current assets:
Cash and cash equivalents	$55,084	$16,242
Accounts receivable, net of allowance for doubtful accounts of $487 and $530 as of June 30, 2014 and December 31, 2013, respectively	39,635	49,373
Deferred tax asset	133	133
Prepaid expenses and other current assets	7,193	7,822
Total current assets	102,045	73,570
Property and equipment, net	22,839	21,095
Goodwill	82,153	82,153
Intangible assets, net	8,644	9,735
Other assets	4,806	5,729
Total assets	$220,487	$192,282

Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities:
Accounts payable	$7,108	$8,459
Accrued expenses	14,609	25,919
Deferred revenue	8,156	6,808
Current portion of long-term debt	2,000	1,333
Other current liabilities	854	830
Total current liabilities	32,727	43,349
Long-term debt	38,000	70,000
Deferred tax liabilities	5,680	5,199
Other long-term liabilities	4,340	4,937
Redeemable convertible preferred stock (Series A-G), net of expenses, $0.01 par value: 10,000,000 and 27,204,144 shares authorized at June 30, 2014 and December 31, 2013, respectively; no shares and 26,820,270 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	—	158,766
Stockholders’ equity (deficit):
Common stock, $0.01 par value: 90,000,000 and 45,000,000 shares authorized at June 30, 2014 and December 31, 2013, respectively; 30,185,974 and 5,366,478 shares issued and outstanding at June 30, 2014 and December 31, 2013, respectively	302	54
Treasury stock	(55)	(55)
Additional paid-in capital	279,620	33,726
Accumulated deficit	(140,127)	(123,694)
Total stockholders’ equity (deficit)	139,740	(89,969)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)	$220,487	$192,282

EVERYDAY HEALTH, INC.

Consolidated Statements of Operations

(in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Revenues
Advertising and sponsorship revenues	$36,882	$31,819	$69,574	$57,199
Premium services revenues	4,565	5,379	9,378	10,503
Total revenues	41,447	37,198	78,952	67,702
Operating expenses:
Cost of revenues	10,961	10,826	22,382	20,661
Sales and marketing	13,069	11,860	24,039	20,921
Product development	9,952	10,700	19,964	20,860
General and administrative	7,126	6,191	13,721	12,730
Total operating expenses	41,108	39,577	80,106	75,172
Income (loss) from operations	339	(2,379)	(1,154)	(7,470)
Interest expense, net	(585)	(2,015)	(2,448)	(4,144)
Other expense	—	—	(4,114)	—
Loss from continuing operations before provision for income taxes	(246)	(4,394)	(7,716)	(11,614)
Provision for income taxes	(349)	(247)	(638)	(511)
Loss from continuing operations	(595)	(4,641)	(8,354)	(12,125)
Loss from discontinued operations, net of tax	—	(1,596)	—	(3,341)
Net loss	(595)	(6,237)	(8,354)	(15,466)
Series G preferred stock deemed dividend	(8,079)	—	(8,079)	—
Net loss attributable to common stockholders	$(8,674)	$(6,237)	$(16,433)	$(15,466)
Net loss from continuing operations per share—basic and diluted	$(0.02)	$(0.92)	$(0.47)	$(2.44)
Net loss from discontinued operations per share—basic and diluted	$—	$(0.32)	$—	$(0.67)
Net loss per share—basic and diluted	$(0.02)	$(1.24)	$(0.47)	$(3.11)
Net loss attributable to common stockholders per share—basic and diluted	$(0.29)	$(1.24)	$(0.93)	$(3.11)
Weighted-average common shares outstanding—basic and diluted	29,802,970	5,030,265	17,670,809	4,978,075

EVERYDAY HEALTH, INC.

Consolidated Statements of Cash Flows

(in thousands, unaudited)

	Six months ended June 30,
	2014	2013
Cash flows from operating activities
Net loss	$(8,354)	$(15,466)
Less loss from discontinued operations, net of tax	—	3,341
Loss from continuing operations	(8,354)	(12,125)
Adjustments to reconcile loss from continuing operations to net cash provided by operating activities:
Depreciation and amortization	7,150	7,817
Amortization of video and television costs	—	449
Provision for doubtful accounts	215	62
Stock-based compensation	4,019	969
Amortization and write-off of financing costs	4,239	823
Loss on disposals of property and equipment	—	147
Provision for deferred income taxes	481	481
Changes in operating assets and liabilities:
Accounts receivable	9,522	5,741
Prepaid expenses and other current assets	(456)	(334)
Additions to video and television costs	—	(423)
Accounts payable and accrued expenses	(11,740)	(1,333)
Deferred revenue	1,347	1,943
Other current liabilities	(103)	(331)
Other long-term liabilities	618	631
Net cash provided by operating activities from continuing operations	6,938	4,517
Net cash used in operating activities from discontinued operations	—	(3,504)
Net cash provided by operating activities	6,938	1,013
Cash flows from investing activities
Additions to property and equipment, net	(7,441)	(5,438)
Proceeds from sale of business	400	—
Payment for business purchased, net of cash acquired	—	(4,304)
Payment of security deposits and other assets	47	(755)
Net cash used in investing activities	(6,994)	(10,497)
Cash flows from financing activities
Net proceeds from common stock issuance	70,622	—
Proceeds from the exercise of stock options	2,151	31
Repayments of principal under former revolver credit facility	(30,000)	(400)
Repayment of principal under former term loan facility	(41,333)	(1,417)
Borrowings under revolver credit facility	32,300	—
Repayment of principal under revolver credit facility	(32,300)	—
Borrowings under term loan facility	40,000	—
Principal payments on capital lease obligations	(308)	(156)
Payments of credit facility financing costs	(2,234)	—
Payment for purchase of treasury stock	—	(55)
Net cash provided by (used in) financing activities	38,898	(1,997)
Net decrease in cash and cash equivalents	38,842	(11,481)
Cash and cash equivalents, beginning of period	16,242	23,888
Cash and cash equivalents, end of period	$55,084	$12,407
Supplemental disclosure of cash flow information
Interest paid	$2,867	$3,229
Income taxes paid	$163	$37
Supplemental disclosure of non-cash investing and financing activities
Issuance of common stock for acquired business	$919	$1,814
Issuance of common stock for acquired assets	$—	$74
Warrants issued in connection with website partner agreement	$1,131	$—
Capital lease obligations incurred	$362	$344
Reclassification of liability warrants to equity warrants	$1,140	$—

EVERYDAY HEALTH, INC.

Adjusted EBITDA Reconciliation

(in thousands, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Adjusted EBITDA	$6,932	$4,030	$10,149	$4,196

Interest Expense, net	585	2,015	2,448	4,144
Income tax provision	349	247	638	511
Depreciation and amortization expense	3,592	3,897	7,150	7,817
Stock compensation expense	2,950	517	4,019	969
Compensation expense related to acquisition earnout	51	1,175	135	1,375
Write-off of debt extinguishment costs	—	—	3,861	—
Reduction in force severance charges	—	673	—	1,358
Preferred stock warrant mark-to-market adjustment	—	—	252	—
Asset impairment charges	—	147	—	147
Loss from discontinued operations	—	1,596	—	3,341
Net loss	$(595)	$(6,237)	$(8,354)	$(15,466)

Deemed Dividend on Series G Ratchet Provision	8,079	—	8,079	—
Net loss attributable to common stockholders	$(8,674)	$(6,237)	$(16,433)	$(15,466)

EVERYDAY HEALTH, INC.

Reconciliation of Non-GAAP Net Income (Loss)
(in thousands, except share and per share data, unaudited)

	Three months ended June 30,		Six months ended June 30,
	2014	2013	2014	2013
Net loss attributable to common stockholders	$(8,674)	$(6,237)	$(16,433)	$(15,466)
Deemed Dividend on Series G Ratchet Provision	8,079	—	8,079	—
Stock compensation expense	2,950	517	4,019	969
Write-off of debt extinguishment costs	—	—	3,861	—
Preferred stock warrant mark-to-market adjustment	—	—	252	—
Compensation expense related to acquisition earnout	51	1,175	135	1,375
Loss from discontinued operations	—	1,596	—	3,341
Non-GAAP net income (loss)	$2,406	$(2,949)	$(87)	$(9,781)

Weighted-average common shares outstanding—basic	29,802,970	5,030,265	17,670,809	4,978,075
Weighted-average common shares outstanding—diluted	32,663,419	5,030,265	17,670,809	4,978,075

Non-GAAP net income (loss) per common share—basic	$0.08	$(0.59)	$(0.00)	$(1.96)
Non-GAAP net income (loss) per common share—diluted	$0.07	$(0.59)	$(0.00)	$(1.96)